EX-99.g(2)

CitiFunds Institutional Trust
Institutional Portfolio
125 Broad Street
New York, New York 10004

December 22, 2006

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

          Re:      Custodian Services Agreement

Ladies and Gentlemen:

          Pursuant to Section 13(d) of the Custodian Services Agreement dated as of January 1, 2006 (as amended, the “Agreement”) among CitiFunds Institutional Trust (“the Trust”), Institutional Portfolio (the “Portfolio”), State Street Bank and Trust Company (the “Custodian”) and the other parties named therein, this letter serves as notice that (a) each of SMASh Series M Fund, SMASh Series C Fund and SMASh Series EC Fund (the “Series”) is added to the list of series of the Trust, and (b) each of SMASh Series M Portfolio, SMASh Series C Portfolio and SMASh Series EC Portfolio (the “SMASh Portfolios”) is added to the list of Series of the Portfolio to which the Custodian renders services as custodian under the terms of the Agreement. Copies of the Governing Documents as defined in Section 1 of the Agreement are provided herewith for the Series, and the SMASh Portfolios.

          Please sign below to evidence your agreement that Schedule A to the Agreement is hereby replaced in its entirety with the attached Schedule A, and the Agreement as so amended remains in full force and effect.

CITIFUNDS INSTITUTIONAL TRUST By: __________________________ Title: _________________________ INSTITUTIONAL PORTFOLIO By: __________________________ Title: _________________________

Agreed:

STATE STREET BANK AND TRUST COMPANY

By: ___________________________

Title: __________________________

Exhibit A (as revised 12/22/06)

SB Adjustable Rate Income Fund

Smith Barney Aggressive Growth Fund Inc.

Smith Barney Allocation Series Inc.
Balanced Portfolio
Conservative Portfolio
Growth Portfolio
High Growth Portfolio
Income Portfolio
Select Balanced Portfolio
Select Growth Portfolio
Select High Growth Portfolio

Smith Barney Appreciation Fund Inc.

Smith Barney Arizona Municipals Fund Inc.

Smith Barney California Municipals Fund Inc.

Smith Barney Equity Funds
Smith Barney Social Awareness Fund

Smith Barney Fundamental Value Fund Inc.

Smith Barney Funds, Inc.
Large Cap Value Fund
U.S. Government Securities Fund
Short-Term Investment Grade Bond Fund

Smith Barney Income Funds
Smith Barney Dividend and Income Fund
SB Convertible Fund
Smith Barney Diversified Strategic Income Fund
Smith Barney Exchange Reserve Fund
Smith Barney High Income Fund
Smith Barney Municipal High Income Fund
SB Capital and Income Fund
Smith Barney Total Return Bond Fund

Smith Barney Institutional Cash Management Fund Inc.
Cash Portfolio
Government Portfolio
Municipal Portfolio

Smith Barney Investment Funds Inc.
Smith Barney Investment Grade Bond Fund
Smith Barney Multiple Discipline Funds –
Balanced All Cap Growth and Value Fund
Smith Barney Multiple Discipline Funds –
Large Cap Growth and Value Fund
Smith Barney Multiple Discipline Funds –
All Cap Growth and Value Fund
Smith Barney Multiple Discipline Funds –
Global All Cap Growth and Value Fund
Smith Barney Multiple Discipline Funds –
All Cap and International Fund
Smith Barney Government Securities Fund
Smith Barney Hansberger Global Value Fund
Smith Barney Real Return Strategy Fund
Smith Barney Small Cap Growth Fund
Smith Barney Small Cap Value Fund

Smith Barney Investment Series
Smith Barney International Fund
Smith Barney Dividend Strategy Fund
SB Growth and Income Fund
Smith Barney Premier Selections All Cap Growth Portfolio (variable annuity)
Smith Barney Growth and Income Portfolio (variable annuity)
SB Government Portfolio (variable annuity)
Smith Barney Dividend Strategy Portfolio (variable annuity)

Smith Barney Investment Trust
Smith Barney Intermediate Maturity California Municipals Fund
Smith Barney Intermediate Maturity New York Municipals Fund
Smith Barney Large Capitalization Growth Fund
Smith Barney S&P 500 Index Fund
Smith Barney Mid Cap Core Fund
Smith Barney Classic Values Fund

Smith Barney Core Plus Bond Fund Inc.

Smith Barney Managed Municipals Fund Inc.

Smith Barney Massachusetts Municipals Fund

Smith Barney Money Funds, Inc.
Cash Portfolio
Government Portfolio

Smith Barney Multiple Discipline Trust
Multiple Discipline Portfolio – All Cap Growth and Value
Multiple Discipline Portfolio – Large Cap Growth and Value
Multiple Discipline Portfolio – Global All Cap Growth and Value
Multiple Discipline Portfolio – Balanced All Cap Growth and Value

Smith Barney Municipal Money Market Fund, Inc.

Smith Barney Muni Funds
California Money Market Portfolio
Florida Portfolio
Georgia Portfolio
Limited Term Portfolio
National Portfolio
Massachusetts Money Market Portfolio
New York Money Market Portfolio
New York Portfolio
Pennsylvania Portfolio

Smith Barney New Jersey Municipals Fund Inc.

Smith Barney Oregon Municipals Fund

Smith Barney Sector Series Inc.
Smith Barney Financial Services Fund
Smith Barney Health Sciences Fund
Smith Barney Technology Fund

Smith Barney Small Cap Core Fund, Inc.

Smith Barney World Funds, Inc.
Smith Barney Inflation Management Fund
International All Cap Growth Portfolio

High Income Opportunity Fund Inc.

Intermediate Muni Fund, Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Real Estate Income Fund Inc.

Citigroup Investments Corporate Loan Fund Inc.

Zenix Income Fund Inc.

Greenwich Street Series Fund
Appreciation Portfolio
Capital and Income Portfolio
Diversified Strategic Income Portfolio
Salomon Brothers Variable Aggressive Growth Fund
Equity Index Portfolio
Salomon Brothers Variable Growth & Income Fund
Fundamental Value Portfolio

Travelers Series Fund Inc.
Smith Barney Aggressive Growth Portfolio
Smith Barney High Income Portfolio
Smith Barney International All Cap Growth Portfolio
Smith Barney Large Capitalization Growth Portfolio
Smith Barney Large Cap Value Portfolio
Smith Barney Mid Cap Core Portfolio
Smith Barney Money Market Portfolio
Social Awareness Stock Portfolio
SB Adjustable Rate Income Portfolio

The Salomon Brothers Fund Inc

Salomon Brothers Investors Value Fund Inc

Salomon Brothers Capital Fund Inc

Salomon Brothers Series Funds Inc.
Salomon Brothers Balanced Fund
Salomon Brothers Cash Management Fund
Salomon Brothers High Yield Bond Fund
Salomon Brothers Institutional Money Market Fund
Salomon Brothers Large Cap Growth Fund
Salomon Brothers NY Municipal Money Mkt Fund
Salomon Brothers Small Cap Growth Fund
Salomon Brothers Strategic Bond Fund
Salomon Brothers Short/Intermediate US Government Fund
Salomon Brothers All Cap Value Fund

Salomon Brothers Institutional Series Funds Inc.
Salomon Brothers Institutional High Yield Bond Fund
Salomon Brothers Institutional Emerging Markets Debt Fund

Salomon Brothers Variable Series Funds Inc.
Salomon Brothers Variable All Cap Fund
Salomon Brothers Variable High Yield Bond Fund
Salomon Brothers Variable Investors Fund
Salomon Brothers Variable Large Cap Growth Fund
Salomon Brothers Variable Small Cap Growth Fund
Salomon Brothers Variable Strategic Bond Fund
Salomon Brothers Variable Total Return Fund

Salomon Brothers Opportunity Fund Inc

Salomon Brothers Emerging Markets Debt Fund Inc.

Salomon Brothers Emerging Markets Income Fund Inc.

Salomon Brothers Emerging Markets Income Fund II

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Salomon Brothers Capital & Income Fund Inc.

Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers Global High Income Fund Inc.

Salomon Brothers High Income Fund Inc

Salomon Brothers High Income Fund II Inc

Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers Worldwide Income Fund Inc

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc

Salomon Brothers Municipal Partners Fund Inc.

Salomon Brothers Municipal Partners Fund II Inc.

Salomon Brothers Variable Rate Strategic Fund Inc.

Liquid Reserves Portfolio

Tax Free Reserves Portfolio

U.S. Treasury Reserves Portfolio

CitiFunds Trust I
Smith Barney Emerging Markets Equity Fund

Smith Barney Trust II (formerly CitiFunds Trust II)
Smith Barney Capital Preservation Fund
Smith Barney Capital Preservation Fund II
Smith Barney Diversified Large Cap Growth Fund
Smith Barney International Large Cap Fund
Smith Barney Small Cap Growth Opportunities Fund
Smith Barney Short Duration Municipal Income Fund

CitiFunds Trust III
Citi Cash Reserves
Citi US Treasury Reserves
Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
(includes Smith Barney Connecticut Money Market Portfolio Class A and Class Y)
Citi New York Tax Free Reserves
Citi Tax Free Reserves

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves
Citi Institutional Cash Reserves
Citi Institutional US Treasury Reserves
Citi Institutional Tax Free Reserves
Citi Institutional Enhanced Income Fund
SMASh Series M Fund
SMASh Series C Fund
SMASh Series EC Fund

CitiFunds Premium Trust
Citi Premium Liquid Reserves
Citi Premium U.S. Treasury Reserves

Salomon Funds Trust (formerly CitiFunds Tax Free Income Trust)
Salomon Brothers National Tax Free Bond Fund
Salomon Brothers California Tax Free Bond Fund
Salomon Brothers New York Tax Free Bond Fund
Salomon Brothers Mid Cap Fund

Institutional Portfolio
Institutional Enhanced Portfolio
Prime Cash Reserves Portfolio
SMASh Series M Portfolio
SMASh Series C Portfolio
SMASh Series EC Portfolio

Variable Annuity Portfolios
Smith Barney Small Cap Growth Opportunities Portfolio

Consulting Group Capital Markets Funds
Core Fixed Income Investments
Emerging Markets Equity Investments
Government Money Investments
High Yield Investments
International Equity Investments
International Fixed Income Investments
Large Capitalization Growth Investments
Large Capitalization Value Equity Investments
Municipal Bond Investments
Small Capitalization Growth Investments
Small Capitalization Value Equity Investments